UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2025

BALLY’S CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street Providence, RI	02903
(Address of Principal Executive Offices)	(Zip Code)

(401) 475-8474

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	BALY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 21, 2025, Bally’s Corporation, a Delaware corporation (the “Company”) entered into a transaction agreement with Intralot S.A., a Greek publicly listed company (“Intralot”), pursuant to which, at the closing (the “Closing”) of the transactions contemplated therein (the “Transactions”), which is expected to occur in the fourth quarter of 2025, Intralot will directly and/or indirectly acquire all of the issued and outstanding capital stock of Bally’s Holdings Limited, a Jersey limited company and subsidiary of the Company holding the “Bally’s International Interactive” business. As a result of the Transactions, the Company is expected to become the majority shareholder of Intralot.

H1 2025 financial information and management’s discussion and analysis for the “Bally’s International Interactive” business

The Company is filing this Current Report on Form 8-K to voluntarily provide unaudited interim carve-out consolidated financial statements for the “Bally’s International Interactive” business as of June 30, 2025 and for the six months ended June 30, 2025 and 2024 (the “BII Interim Carve-Out Financial Statements”).

The BII Interim Carve-Out Financial Statements have been prepared in accordance with IAS 34, “Interim Financial Reporting” with specific carve-out adjustments as set out in Note 2 thereof, and are expected to be made available to prospective investors in certain Intralot financing transactions to be undertaken in connection with the Transactions. The unaudited interim carve-out financial statements are being filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference.

In addition, the Company is voluntarily providing management’s discussion and analysis of financial condition and results of operations of the “Bally’s International Interactive” business as of and for the six months ended June 30, 2025 and 2024 and as of and for the years ended December 31, 2024 and 2023 (the “BII MD&A”). The BII MD&A is being filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Certain information published by Intralot

The Company is also voluntarily providing certain unaudited pro forma financial information prepared by Intralot and that Intralot published on September 22, 2025 (the “Intralot Unaudited Pro Forma Financial Information”) for the purpose of illustrating Intralot’s combined results of operation (i) as if the transactions referred to therein had occurred on January 1, 2024 for purposes of pro forma income statement line items and (ii) as if the transactions referred to therein had occurred on June 30, 2025, for purposes of the pro forma balance sheet line items. The Intralot Unaudited Pro Forma Financial Information is being filed as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated herein by reference.

As described therein, the Intralot Unaudited Pro Forma Financial Information is based on Intralot’s current estimates of, and good faith assumptions regarding, the adjustments arising from the transactions referred to therein, has been prepared by the management of Intralot for illustrative purposes and is not necessarily indicative of what Intralot’s combined results of operations would have been had the transactions referred to therein been completed as of the dates indicated nor is it meant to be indicative of Intralot’s future consolidated financial position or results of operations. None of the Company or its subsidiaries makes any representation or warranty, express or implied, as to, or assumes any responsibility for, the accuracy or completeness of the information contained in the Intralot Unaudited Pro Forma Financial Information set out in Exhibit 99.3 or any other information published or made available by Intralot. Nothing contained in the Intralot Unaudited Pro Forma Financial Information set out in Exhibit 99.3 is, or shall be relied upon as, a promise or representation by any of the Company or its subsidiaries as to the matters set for the therein, whether as to the past or the future.

All of the information contained in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 attached hereto, is being furnished and will not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except as otherwise expressly stated in such filing.

Cautionary Statement Concerning Forward-Looking Statements

Certain of the matters discussed in this Form 8-K constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this Form 8-K include, but are not limited to, statements regarding the proposed Transactions, the ability of the parties thereto to complete the proposed Transactions and the expected timing thereof. By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. As a result, these statements are not guarantees of future performance and actual events may differ materially from those expressed in or suggested by the forward-looking statements. Any forward-looking statement made by the Company in this report or otherwise filed with the Securities and Exchange Commission (“SEC”) speaks only as of the date made. New risks and uncertainties come up from time to time, and it is impossible for the Company to predict or identify all such events or how they may affect it. The Company has no obligation, and does not intend, to update any forward-looking statements after the date hereof, except as required by federal securities laws. Factors that could cause these differences include, but are not limited to those included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, Quarterly Reports on Form 10-Q filed with the SEC thereafter and other reports filed by the Company with the SEC.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	“Bally’s International Interactive” Unaudited Interim Carve-out Consolidated Financial Statements for the six months ended June 30, 2025 and 2024
99.2	“Bally’s International Interactive” Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Intralot S.A. Unaudited Pro Forma Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALLY’S CORPORATION

Date: September 22, 2025	By:	/s/ Kim M. Barker
Kim M. Barker
Chief Legal Officer

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